UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07390

Boulder Total Return Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2007

Date of reporting period:	May 31, 2007

Item 1. Reports to Stockholders.

Boulder Total Return Fund, Inc.

Semi-Annual Report

May 31, 2007

Dear Stockholder:

The Boulder Total Return Fund had a total return on net asset value of 6.9% for the six months ending 5/31/07, lagging the S&P 500 Index which had a return of 10.3% for the same period. The Fund's total return on market price was 6.5%.

Below is a comparison of the Fund's NAV performance with that of the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite:

Cumulative Returns	3 Months Ended 5/31/07	6 Months Ended 5/31/07	One Year Ended 5/31/07	Three Years* Ended 5/31/07	Five Years* Ended 5/31/07	Since August 1999**
Boulder Total Return Fund	6.5%	6.9%	19.3%	11.0%	7.2%	10.0%
S&P 500 Index	9.3%	10.3%	22.8%	13.0%	9.4%	3.6%
Dow Jones Industrial Average	11.7%	12.7%	24.8%	12.7%	8.9%	5.1%
NASDAQ Composite	8.0%	7.5%	20.4%	10.2%	10.7%	-0.2%

The total returns for BTF in the table above do not include the affect of dilution from the 7/2003 rights offering. If the affect of dilution is included, the 5 year and since 8/99 annualized return would have been 5.8% and 9.0% respectively.

*  Annualized

**  Annualized since August 1999, when the current Advisers became investment advisers to the Fund.

The Fund had many more stocks that were up in the six month period than down. Some were significantly higher, like First American Corporation, up approximately 40% in the period, and New City Residences (a Japanese Company), up over 36% in the period. Also up were Fidelity National Financial, Caterpillar, Eaton Corp, Heineken, and Kiwi Income Property Trust, up 27%, 26.7%, 22%, 18% and 16% respectively (price only). Three things have kept our performance under the S&P 500 Index: (i) a large cash position which earns money-market rates; (ii) a lackluster return on Berkshire Hathaway, the Fund's biggest position comprising 29% of the Fund's total assets; and, (iii) most importantly, the total absence of any energy stocks in the Fund's portfolio. The absence of energy stocks is because of our inability to predict oil prices and our belief that energy company prices are largely driven by oil prices. As a result, the energy boom has just passed us by. In the six month period, Berkshire had a total return of 2.3%. So, do we think we should sell the Berkshire because of its underperformance? No, we don't. At least not in the near-term. It is still an excellent company which owns a whole stable full of good companies; and, they have a boatload of cash which Warren Buffett, the greatest investor of all time, is looking to employ at much better rates of return than cash. His long history of successfully doing this leads us to believe he will do so again sometime in the future. Mr. Buffett says that it is better for that cash to be lying restlessly in our pockets than comfortably in someone else's. Our belief is that the companies owned by Berkshire will outperform the rest of the market over the long-term, and therefore Berkshire Hathaway stock should follow suit. What is the "long-term?" Something north of 10 years, but the more years you take, the closer you get to the definition of "long-term."

Of the four stocks that were down the most in the Fund, three of them were homebuilders: Lennar, Pulte Homes, and Standard Pacific. Though they were down in price between 13% and 19% the last six months, all the homebuilding stocks together comprise less than 1% of the Fund's assets. Homebuilding is a cyclical business and the homebuilders have proven to be terrific cash generators during the up cycle. They have not all been good at using that cash for the shareholders' benefit. We have a token position in several homebuilders and will try to be wise in choosing the time to increase it. The Fund has been carrying just over a 10% cash position and ended the period with about a 13% position in cash and cash equivalents. If we find some things to buy, we have the cash ready to do it.

We recently read a statistic about shareholder voting and the apathy that accompanies it. But it also has a lot to do with investing. The article stated that of the 29 largest mutual fund companies, the funds supported over 75% of management sponsored proposals in the last 12 months. On the surface, you may say there is nothing wrong with that. We would say that some companies are run by management who looks out for the shareholders' best interests, and they may deserve nearly 100% of shareholder support on items up for vote. But we would also say that many companies are run by management who first look out for themselves to varying degrees and the shareholders are a distant second. We would say shareholder items proposed by this type of management may deserve 0% support. We intend to invest in the former and thus will likely support management on almost all issues.

Now for the investing side of all this: Let's say Mr. Big, the CEO at ABC Widget Corporation proposes that he and his V.P.'s (i.e., cronies) should get 5 million options priced at a pittance and they don't expire for 20 years. According to this survey, 75.8% of the shares held by mutual funds will stick their heads in the sand and vote "Yes." It is likely Mr. Big will get his options. So, here is the conundrum. As an investor, you or I don't have to buy this company. We can sit on the sidelines and watch it. It may be a great company, with a terrific product, and it may be extremely profitable. Yet it is run by a manager who extracts millions in pay above his true worth. What do you do? You may rationalize that although management is overpaying itself, the profits of the company more than make up for this, and you invest. Or you may come to the conclusion that if management is so boldly dishonest with its pay policies that they are likely dishonest in other areas (see Enron, Adelphia, and dozens of dot-com companies from the late '90's as prime examples). It's a tough call, and there is no pat answer to this conundrum. But it's something we encounter from time to time in our endeavors. Each situation is unique. You've heard about the market being "efficient." It's an interesting theory. And fortunately, it's not true. Let's take our ABC Widget Corporation and suppose everyone is a keen investor seeing right through Mr. Big and says: "I'm not going to invest my hard earned dollars where the CEO extracts so many million dollars directly out of the shareholders' pocket." OK, fine. What does the stock price do? It goes down. How far? Maybe a lot. At some point, one of these wise investors will step up to the plate and buy the stock because it is so absurdly cheap that the CEO's exorbitant pay really does become meaningless. But more often than not, most investors ignore the CEO's pay and they buy the stock, pushing it to stratospheric valuations, which, by the way, only goes to enrich the CEO even more—remember those 5 million options he awarded himself? And as if all these options weren't enough, now we come to find in corporate America that some managers were "back-dating" the prices on their options, finding a date when their stock price was at or near a low and pricing it on that date. Pathetic.

A quick comment on where we stand on net realized gains. As you know, each year the Fund pays out its net realized capital gains in the month of December (as well as any net investment income, which usually does not amount to much). Through 5/31/07, the Fund had realized about $5.9 million worth of gains. However, subsequent to 5/31/07, we sold our entire Doral position, realizing a loss that offset a large portion of these gains. This is good from a tax standpoint: no realized gains, no tax payments due on dividends paid out. After this sale, the Fund does not have much left in the way of unrealized losses. In other words, nearly everything the Fund owns has a net unrealized gain built in. The few stock positions that have unrealized losses left are insignificant. We can't tell you if the Fund will realize more gains between now and the fiscal year-end, primarily because we don't know ourselves. And of course, the market can change these things dramatically in a short period of time.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the new features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to

www.boulderfunds.net/enotify.htm. Also on the website, you will find information about the Boulder Total Return Fund's sister fund—the Boulder Growth & Income Fund.

Sincerely,

Stewart R. Horejsi Stewart Investment Advisers Barbados, W.I.	Carl D. Johns Boulder Investment Advisers, LLC Boulder, Colorado

July 10, 2007

The Boulder Total Return Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the year ended December 31, 2000 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. Used by permission.

Boulder Total Return Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 11/30/2006 to 5/31/2007

		Common Stock Investments
		REITS	Industrials	RICS	Total
Beginning Market Value	11/30/06	$21,738,882	$284,421,232	$27,949,617	$334,109,731
Cost of Purchases	12/01/06 - 5/31/07	1,063,539	8,130,384	124,099	9,318,022
Proceeds from Sales	12/01/06 - 5/31/07	10,056,131	7,597,315	17,035,991	34,689,437
Net Purchases/(Sales)		(8,992,592)	533,069	(16,911,892)	$(25,371,415)
Beginning Market Value Plus Net Purchases/(Sales)		12,746,290	284,954,301	11,037,725	308,738,316
Net Appreciation/(Depreciation)		1,827,183	15,353,139	(153,648)	17,026,674
Ending Market Value	5/31/07	14,573,473	300,307,440	10,884,077	$325,764,990
Number of Issues Held	5/31/07	5	30	2
Cash and other					$49,832,854
AMPS Redemption Value					(77,500,000)
Total Net Assets applicable to Common Stock Shareholdes					$298,097,844

Financial Data

(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid
11/30/06	$23.64	$21.59
12/31/06	23.01	22.34	$1.03
1/31/07	23.41	21.73
2/28/07	22.68	22.10
3/31/07	22.92	21.71
4/30/07	23.52	22.20
5/31/07	24.16	21.97

Portfolio of Investments as of May 31, 2007 (Unaudited)  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-91.0%
DOMESTIC COMMON STOCKS-76.5%
Beverages-3.1%
220,000	Anheuser-Busch Companies, Inc.	$11,734,800
Buildings-Residential/Commercial-0.8%
18,700	Lennar Corp., Class A	853,655
15,000	MDC Holdings Inc.	815,100
25,000	Pulte Homes, Inc.	682,250
31,000	Standard Pacific Corp.	660,920
		3,011,925
Construction Machinery-1.2%
60,000	Caterpillar, Inc.	4,714,800
Diversified-29.0%
690	Berkshire Hathaway Inc., Class A†	75,548,100
9,200	Berkshire Hathaway Inc., Class B†	33,350,000
		108,898,100
Diversified Financial Services-1.1%
40,000	Legg Mason, Inc.	4,041,200
Financial Services-4.6%
293,360	Citigroup, Inc.	15,985,186
1,094,000	Doral Financial Corp.†	1,400,320
		17,385,506
Food-1.0%
63,000	Wm. Wrigley Jr. Company	3,691,800
Health Care Products & Services-0.9%
52,000	Johnson & Johnson	3,290,040
Insurance-4.0%
53,000	American International Group, Inc.	3,834,020
73,363	Fidelity National Financial, Inc.	2,057,099
120,000	First American Corporation	6,426,000
83,000	Marsh & McLennan Companies, Inc.	2,724,890
		15,042,009
Manufacturing-3.7%
150,500	Eaton Corporation	14,107,870
Pharmaceuticals-0.7%
100,000	Pfizer, Inc.	2,749,000
REITS-1.1%
75,000	Redwood Trust, Inc.	4,019,250
Retail-16.8%
84,200	Domino's Pizza, Inc.	1,652,004
100,000	The Home Depot, Inc.	3,887,000
370,000	Wal-Mart Stores, Inc.	17,612,000
590,000	Yum! Brands, Inc.	39,954,800
		63,105,804

See accompanying Notes to Financial Statements

Portfolio of Investments as of May 31, 2007 (Unaudited)  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
RICS-2.9%
482,700	Flaherty & Crumrine Claymore Preferred Securities Income Fund, Inc.	$10,320,126
27,100	Flaherty & Crumrine Claymore Total Return Fund, Inc.	563,951
		10,884,077
Savings & Loan Companies-4.6%
392,549	Washington Mutual, Inc.	17,162,242
Transport-Trucking-1.0%
90,000	YRC Worldwide, Inc.†	3,618,000
	Total Domestic Common Stocks (cost $169,719,709)	287,456,423
FOREIGN COMMON STOCKS-10.1%
Hong Kong-2.3%
500,000	Henderson Investment, Ltd., REIT	1,076,756
290,000	Cheung Kong Holdings, Ltd.	3,753,793
6,156,000	Midland Holdings, Ltd.	4,035,429
		8,865,978
Japan-1.2%
772	New City Residence Investment Corporation, REIT	4,505,948
Netherlands-1.5%
95,117	Heineken NV	5,542,149
New Zealand-1.3%
4,150,136	Kiwi Income Property Trust, REIT	4,896,164
Turkey-0.0%*
45,000	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S., REIT†	75,355
United Kingdom-3.8%
75,000	Diageo PLC, Sponsored ADR	6,404,250
705,000	Lloyds TSB Group PLC	8,018,723
		14,422,973
	Total Foreign Common Stocks (cost $26,353,728)	38,308,567
AUCTION MARKET PREFERRED SECURITIES-4.4%
160	BlackRock Preferred Income Strategies Fund, Inc., Series TH28	4,000,000
80	BlackRock Preferred Income Strategies Fund, Inc., Series W28	2,000,000
220	Clough Global Opportunities Fund, Series TH28	5,500,000
70	Cohen & Steers REIT & Preferred Income Fund	1,750,000
17	ING Clarion Global Real Estate Income Fund, Series B	425,000
102	ING Clarion Global Real Estate Income Fund, Series TH	2,550,000
	Total Auction Market Preferred Securities (cost $16,225,000)	16,225,000
	Total Long Term Investments (cost $212,298,437)	341,989,990

See accompanying Notes to Financial Statements

Portfolio of Investments as of May 31, 2007 (Unaudited)  Boulder Total Return Fund, Inc.

Par Value	Description	Value (Note 1)
SHORT TERM INVESTMENTS-8.3%
BANK DEPOSIT-0.2%
$655,000	Investors Bank & Trust Money Market Deposit Account, 4.200% due 6/01/07 (cost $655,000)	$655,000
FOREIGN GOVERNMENT BONDS-2.1%
New Zealand-0.6%
3,325,000	New Zealand Treasury Bill, due 7/11/07(a)	2,431,340
United Kingdom-1.5%
2,810,000	United Kingdom Treasury Bill, 8.500% due 7/16/07	5,576,659
	Total Foreign Government Bonds (cost $7,711,381)	8,007,999
U.S. TREASURY BILLS-6.0%
6,000,000	4.780% due 7/05/07	5,972,913
4,000,000	4.620% due 6/21/07	3,989,733
4,000,000	4.660% due 6/14/07	3,993,269
8,500,000	4.830% due 6/28/07	8,469,209
	Total U.S. Treasury Bills (cost $22,425,124)	22,425,124
	Total Short Term Investments (cost $30,791,505)	31,088,123
Total Investments-99.3%
	(cost $243,089,942)	373,078,113
	Other Assets and Liabilities-0.7%	2,519,731
	Total Net Assets Available to Common Stock and Preferred Stock-100%	375,597,844
	Auction Market Preferred Stock (AMPs) Redemption Value	(77,500,000)
	Total Net Assets Available to Common Stock	$298,097,844

†    Non-income producing security.

(a)    Zero coupon bond.

*    Amount represents less than 0.1% of net assets.

ADR  -  American Depository Receipt

REIT  -  Real Estate Investment Trust

See accompanying Notes to Financial Statements

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements

Statement of Assets & Liabilities  Boulder Total Return Fund, Inc.

May 31, 2007 (Unaudited)

ASSETS:
Investments, at value (Cost $243,089,942) (Note 1)		$373,078,113
Cash		945
Receivable for investments sold		2,848,753
Dividends and interest receivable		401,777
Prepaid expenses and other assets		74,990
TOTAL ASSETS		376,404,578
LIABILITIES:
Investment co-advisory fees payable (Note 2)	$394,261
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	179,108
Administration, co-administration and custodian fees payable (Note 2)	85,529
Legal and audit fees payable	76,713
Directors' fees and expenses payable (Note 2)	38,774
Accrued expenses and other payables	32,349
TOTAL LIABILITIES		806,734
FUND TOTAL NET ASSETS		$375,597,844
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 775 shares outstanding, liquidation preference of $100,000 per share (Note 5)		77,500,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)		$298,097,844
NET ASSETS (Applicable to Common Stockholders) consist of:
Undistributed net investment income		$482,807
Accumulated net realized gain on investment sold and foreign currency transactions		5,944,040
Unrealized appreciation of investments and foreign currency transactions		129,997,303
Par value of Common Stock (Note 4)		123,387
Paid-in Capital in excess of par value of Common Stock		161,550,307
TOTAL NET ASSETS (Applicable to Common Stock, 12,338,660 shares outstanding)	$24.16	$298,097,844

See accompanying Notes to Financial Statements

Statement of Operations  Boulder Total Return Fund, Inc.

For the Six Months Ended May 31, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $34,308)		$5,031,090
Interest and other income		608,830
TOTAL INVESTMENT INCOME:		5,639,920
EXPENSES:
Investment co-advisory fees (Note 2)	$2,278,343
Administration, co-administration and custodian fees (Note 2)	459,138
Preferred Stock broker commissions and Auction Agent fees	104,706
Legal and audit fees	63,245
Directors fees and expenses (Note 2)	54,905
Insurance expenses	28,147
Printing fees	23,135
Other	33,408
OPERATING EXPENSES		3,045,027
NET INVESTMENT INCOME		2,594,893
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Securities		5,709,148
Foreign currency related transactions		211,920
		5,921,068
Net change in unrealized appreciation of:
Securities		12,675,697
Foreign currency related transactions		856
		12,676,553
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		18,597,621
LESS: PREFERRED STOCK DIVIDENDS		(2,047,803)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES		$19,144,711

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets  Boulder Total Return Fund, Inc.

	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
OPERATIONS:
Net investment income	$2,594,893	$3,673,486
Net realized gain on investments sold during the period	5,921,068	13,339,966
Net change in unrealized appreciation of investments during the period	12,676,553	28,278,528
Net increase in net assets resulting from operations	21,192,514	45,291,980
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(2,047,803)	(551,689)
Dividends paid from long term capital gains	—	(3,310,585)
Total Distributions: Preferred Stock Dividends	(2,047,803)	(3,862,274)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	19,144,711	41,429,706
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(2,344,345)	(2,097,572)
Dividends paid from long term capital gains to stockholders	(10,364,474)	(7,033,036)
Total Distributions: Common Shares	(12,708,819)	(9,130,608)
NET INCREASE IN NET ASSETS FOR THE PERIOD	6,435,892	32,299,098
NET ASSETS:
Beginning of period	369,161,952	336,862,854
End of period (including undistributed net investment income of $482,807 and $2,280,062, respectively)	$375,597,844	$369,161,952
AUCTION MARKET PREFERRED SHARES (AMPS) REDEMPTION VALUE	(77,500,000)	(77,500,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$298,097,844	$291,661,952

See accompanying Notes to Financial Statements

Financial Highlights  Boulder Total Return Fund, Inc.

For a Common share outstanding throughout each period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended	Year Ended November 30,
	May 31, 2007 (Unaudited)	2006	2005	2004	2003	2002
OPERATING PERFORMANCE:
Net asset value, beginning of period	$23.64	$21.02	$19.91	$17.61	$15.04	$17.36
Net investment income	0.21	0.30	0.15	0.03	0.07	0.49
Net realized and unrealized gain/(loss) on investments	1.52	3.37	1.17	2.35	3.78	(2.51)
Total from investment operations	1.73	3.67	1.32	2.38	3.85	(2.02)
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to AMP* Stockholders	(0.17)	(0.04)	(0.05)	(0.09)	(0.01)	(0.16)
Dividends paid from capital to AMP* Stockholders	—	—	—	—	(0.07)	—
Dividends paid from long term capital gains to AMP* Stockholders	—	(0.27)	(0.15)	—	—	—
Change in accumulated undeclared dividends on AMP* Stockholders	(0.01)	—	(0.01)	0.01	0.00 (c)	0.00 (c)
Net Increase/(Decrease) from operations applicable to common shares	1.55	3.36	1.11	2.30	3.77	(2.18)
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to Common Stockholders	(0.19)	(0.17)	—	—	(0.01)	(0.14)
Distributions paid from long term capital gains to Common Stockholders	(0.84)	(0.57)	—	—	—	—
Dividends paid from capital to Common Stockholders	—	—	—	—	(0.02)	—
Dilutive Impact of Rights Offering†	—	—	—	—	(1.18)	—
Accretive Impact of Capital Share Transactions	—	—	—	—	0.01	—
Net Increase/(Decrease) in Common Net Asset Value	0.52	2.62	1.11	2.30	2.57	(2.32)
Net asset value, end of the period	$24.16	$23.64	$21.02	$19.91	$17.61	$15.04
Market value, end of period	$21.97	$21.59	$17.57	$17.45	$14.59	$12.79
Total investment return based on net asset value(a)	6.91%	17.36%	5.58%	13.06%	17.37%	(12.62)%
Total investment return based on market value(a)	6.45%	28.23%	0.69%	19.60%	14.35%	(19.62)%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Operating expenses	2.12%††	2.21%	2.24%	2.30%	2.45%	2.42%
Net investment income(b)	0.29%††	1.06%	0.71%	0.66%	(0.08)%	1.85%
SUPPLEMENTAL DATA:
Portfolio turnover rate	8%	23%	32%	25%	9%	38%
Net assets, end of the period (in 000's)	$298,098	$291,662	$259,363	$245,626	$220,573	$141,607
Number of shares outstanding at the end of period (in 000's)	12,339	12,339	12,339	12,339	12,527	9,417
Ratio of operating expenses to Total Average Net Assets including AMP**	1.67%††	1.71%	1.72%	1.73%	1.66%	1.65%

*  Taxable Auction Market Preferred Stock ("AMP")

(a)  Assumes reinvestment of distributions at the market price at reinvestment date.

(b)  The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

(c)  Amount represents less than $0.01 per Common share.

†  The Rights Offering was fully subscribed at a subscription price of $12.10 for 3,140,517 shares, which equals $38,000,255 in gross proceeds. The Rights Offering had $(1.17) NAV impact and the $120,460 expenses associated with the Rights Offering had a $(0.01) NAV impact.

††  Annualized

See accompanying Notes to Financial Statements

Financial Highlights (Continued) (Unaudited)   Boulder Total Return Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding. (1)

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
05/31/07	775	$484,873	$100,000	$100,000
11/30/06	775	476,367	100,000	100,000
11/30/05	775	434,662	100,000	100,000
11/30/04	775	416,937	100,000	100,000
11/30/03	775	384,611	100,000	100,000
11/30/02	775	282,719	100,000	100,000
11/30/01	775	311,122	100,000	100,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends.

See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

Note 1. Significant Accounting Policies

Boulder Total Return Fund, Inc. (the "Fund"), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts ("REITS") and registered investment companies ("RICS") at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Stockholders: Dividends to Common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The stockholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Stockholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees. Effective July 2, 2007, the parent company of Investors Bank was acquired by State Street Corporation.

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

PFPC Inc. ("PFPC") serves as the Fund's Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the period ended May 31, 2007, excluding short-term investments, aggregated $33,168,225 and $51,124,663, respectively.

At May 31, 2007, based on cost of $243,118,393 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $136,063,857 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,104,137.

Note 4. Common Stock

At May 31, 2007, 240,000,000 of $0.01 par value Common Stock were authorized of which 12,338,660 were outstanding.

Note 5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative Preferred StockTM were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Stockholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Stockholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Stockholders may also trade shares in the secondary market between auction dates.

On May 31, 2007, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 5.20%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

Note 6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2007, the Fund held

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

more than 25% of its assets in Berkshire Hathaway, Inc. as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Note 7. Significant Stockholders

On May 31, 2007, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,447,782 shares of Common Stock of the Fund, representing approximately 44.15% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

Note 8. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended November 30, 2006 and November 30, 2005, the Fund did not repurchase any of its own shares.

Note 9. Other Information:

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

Note 10. Recently Issued Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

Management believes that the adoption of FIN 48, SFAS No. 157 and SFAS No. 159 will not have a material impact on the Fund's financial statements.

Additional Information (Unaudited)  Boulder Total Return Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website locate at http://boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Growth & Income Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Additional Information (Unaudited)  Boulder Total Return Fund, Inc.

Significant Events

At a board meeting held on July 24, 2006, the Audit Committee selected and the Board ratified Deloitte & Touche LLP as the Fund's independent registered public accounting firm to replace KPMG LLP (KPMG).

The reports of the financial statements audited by KPMG for the Fund for the past 6 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Board of Directors' Approval (Unaudited)  Boulder Total Return Fund, Inc.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the "Agreements") pursuant to which the Advisers are jointly responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on January 26, 2007, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal stockholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services, LLC ("FAS"). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Agreements. These materials included a report prepared by an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), comparing the Fund's performance, advisory fees and expenses to a group of leveraged closed-end funds determined to be most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"), in each case as determined by Lipper. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from its relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the January 26, 2007 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Agreements. The Board held additional discussions at the January 26, 2007 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board's considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the

Board of Directors' Approval (Unaudited)  Boulder Total Return Fund, Inc.

Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Growth & Income Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since August 1999, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's peer group universe. The Board noted favorably that for the one-, three- and five-year periods ending November 30, 2006, the Fund's performance based upon total return had outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, and the Dow Jones Industrial Average and Nasdaq Composite, the Fund's secondary benchmarks. The Board also noted favorably that the Fund's performance had improved over the prior year and was in the first quintile of its Universe (i.e., the top 20% of the funds in the Universe) for the three month period ended November 30, 2006. Despite this outperformance, the Fund ranked below the second quintile of its Universe (i.e., the lower 60% of the funds in the Universe) during these time periods. The Board noted that the Universe was relatively small, ranging between ten and sixteen leveraged closed-end funds during these time periods. The Board did not ascribe a great deal of weight to the Lipper information given the small number of leveraged closed-end funds pursuing investment strategies similar to the Fund. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the eight funds included in the Peer Group. The Board noted that the Fund's stockholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses. It was also noted that the Advisers have historically waived fees when the Fund held significant levels of un-invested cash.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board noted that the costs of the Advisers and FAS had materially increased during the prior year due to an increased need for additional compliance resources, investments in technology and other requirements. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Board of Directors' Approval (Unaudited)  Boulder Total Return Fund, Inc.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Nevertheless, the Board determined that breakpoints should be added to the Fund's advisory fee schedule to reduce the advisory fees in the event the Fund's assets increased over current levels. After some discussion, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually. The Board concluded that these breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the Advisers if the Fund's assets grow.

Stockholder Support and Historical Relationship with the Fund

The Board placed considerable weight on the views of the Fund's largest stockholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2006, these stockholders held approximately 44% of the Fund's outstanding common shares. The Board understands from Mr. Horejsi that these stockholders are supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund stockholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its stockholders.

Meeting of Stockholders—Voting Results (Unaudited)  Boulder Total Return Fund, Inc.

On April 27, 2007, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. The following votes were recorded:

PROPOSAL 1: (Voting by AMPS Stockholders):

Election of Susan L. Ciciora as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	510	98.6
Withheld	7	1.4
TOTAL	517	100.0

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	510	98.6
Withheld	7	1.4
TOTAL	517	100.0

PROPOSAL 1: (Voting by Common Stock Stockholders):

Election of Joel W. Looney as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,748,044.879	99.4
Withheld	54,838.000	0.6
TOTAL	9,802,882.879	100.0

Election of John S. Horejsi as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,747,071.879	99.4
Withheld	55,811.000	0.6
TOTAL	9,802,882.879	100.0

Election of Dr. Dean L. Jacobson as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,747,169.879	99.4
Withheld	55,713.000	0.6
TOTAL	9,802,882.879	100.0

Boulder Total Return Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Boulder Total Return Fund, Inc.

(NYSE: BTF)

Semi-Annual Report

May 31, 2007

Directors

Richard I. Barr
John S. Horejsi
Susan L. Ciciora
Dr. Dean Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent—PFPC Inc., at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to stockholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Funds’ full schedule of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by

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this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	8/8/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	8/8/2007

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date	8/8/2007

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